Non-current interest-bearing loans and borrowings	12 Months Ended
Dec. 31, 2020
Non-current interest-bearing loans and borrowings [Abstract]
Non-current interest-bearing loans and borrowings
18.	Non-current interest-bearing loans and borrowings

	2020 £’000	2019 £’000
Long-term borrowings	36,654	-
	36,654	-

On November 6, 2020, the Group entered into a loan and security agreement with Oxford Finance for the provision of up to $100 million debt financing to be provided under three tranches, of which the first tranche of $50 million was received on signing the agreement. The second tranche of $25 million can be drawn down upon tebentafusp receiving Biologics License Application approval prior to June 30, 2022 and the third and final tranche of $25 million can be drawn down at the sole discretion of Oxford Finance.